Part II, Item 6(a), Exhibit 10.87

            FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

     Reference is hereby made to that certain Amended and Restated Credit Agreement dated as of August 17, 1998, as amended by the First Amendment to Amended and Restated Credit Agreement dated as of June 23, 1999, by the Second Amendment to Amended and Restated Credit Agreement dated as of November 19, 1999, by the Third Amendment to Amended and Restated Credit Agreement dated as of December 20, 1999, and by the Fourth Amendment to Amended and Restated Credit Agreement dated as of June 21, 2000 (as so amended, the "Agreement") by and among GREEN MOUNTAIN POWER CORPORATION, a Vermont corporation (the "Company"), the lenders signatory thereto (each, a "Bank," and collectively, the "Banks") and FLEET NATIONAL BANK, as agent (in such capacity, the "Agent"). Capitalized terms not defined herein shall have the meanings ascribed thereto in the Agreement.

     WHEREAS, the Company has requested that the Banks agree to permit the Company to grant a lien on a certain certificate of deposit to KeyBank National Association, and to amend certain other terms of the Agreement, and the Banks are prepared to do so on the terms and subject to the conditions contained in this Fifth Amendment to Amended and Restated Credit Agreement (the "Fifth Amendment"); and

     WHEREAS, the Company, the Banks, and the Agent have agreed to make certain further amendments to the Agreement, as set forth in this Fifth Amendment;

     NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties do hereby agree as follows:

     1.     The  Agreement  is  hereby  amended  as  follows:
          a.     Definitions.
                 -----------
     i. Paragraph 1.1 of the Agreement is amended to add the following definitions, which shall be placed in alphabetical order among the other definitions included in such paragraph:

"'Effective  Date  of the Fifth Amendment': as defined in Section 5 of the Fifth
  ---------------------------------------
Amendment.
'Fifth  Amendment': the Fifth Amendment to Amended and Restated Credit Agreement
 -----------------
dated as of September 20, 2000, by and among the Company, the Banks and the Agent."
'KeyBank  Credit  Facility':  the  credit facility, in a principal amount not to
 -------------------------
exceed  $15,000,000, in effect pursuant to that certain Revolving Line of Credit
 --
Agreement dated as of September 20, 2000, between KeyBank National Association, or its successors and assigns, and the Company.
'KeyBank  Certificate  of Deposit': the certificate of deposit issued by KeyBank
 --------------------------------
National Association, in an amount not to exceed $15,150,000, for the benefit of the Company, which the Company has pledged to KeyBank National Association to secure its obligations under the KeyBank Credit Facility."
          ii.     Designated  Documents.  The  definition  of  "Designated
                  ----------------------
Documents", as set forth in paragraph 1.1 of the Agreement is hereby amended to include the Company's filing on Form S-8 dated June 21, 2000, the Company's filing on Form 11-K dated June 29, 2000, the Company's filing on Form S-8 dated July 27, 2000, the Company's quarterly report on Form 10-Q for the fiscal quarter ending June 30, 2000, and the Company's filing on Form 8-K dated August 28, 2000.
     b.     Excess  Cash  and  Cash Equivalents.  Paragraph 2.6(b) is amended to
            ------------------------------------
strike and delete the sentences that reads: "So long as any Loans are unpaid, the Company shall not for more than two (2) consecutive Business Days maintain Cash and Cash Equivalents of more than $1,000,000, and any Cash and Cash Equivalents so maintained in excess thereof shall forthwith be paid to Agent for the benefit of the Banks as a prepayment on account of the Loans. No such prepayment shall be required if the amount such excess Cash and Cash Equivalents is not at least $250,000." and to replace it with the following:
"So long as any Loans are unpaid, the Company shall not for more than two (2) consecutive Business Days maintain Cash and Cash Equivalents (other than the KeyBank Certificate of Deposit) of more than $1,000,000, and any Cash and Cash Equivalents so maintained in excess thereof (other than the KeyBank Certificate of Deposit) shall forthwith be paid to Agent for the benefit of the Banks as a prepayment on account of the Loans. No such prepayment under the foregoing sentence shall be required if the amount such excess Cash and Cash Equivalents (other than the KeyBank Certificate of Deposit) is not at least $250,000. So long as any Loans or accrued interest, fees, or charges in respect thereof are unpaid, any and all proceeds of each borrowing or advance under the KeyBank Credit Facility (up to the amount of such Loans and accrued interest, fees, and charges in respect thereof) shall from time to time be remitted forthwith by the Company to the Agent for the benefit of the Banks as a prepayment on account of the Loans."
          c.     KeyBank  Credit  Facility.  The  Agreement is hereby amended to
                 --------------------------
add  the  following  as  a  new  paragraph  2.17  thereof:
"2.17     KeyBank  Credit  Facility.  Notwithstanding  anything  else  to  the
          -------------------------
contrary  herein,  the  Company  agrees  that:
     (a) the Company shall have no right to request, and the Banks shall have no obligation to make, any Loans, unless as of the respective Borrowing Date: (i) the outstanding principal balance of borrowings by the Company under the KeyBank Credit Facility is $15,000,000; and (ii) the Company has used all proceeds of borrowings and advances under the KeyBank Credit Facility only for Permitted Uses or to repay the Loans; and
(b) so long as any Loans or accrued interest, fees, or charges in respect thereof are unpaid, the Company shall not make any payment on account of the KeyBank Credit Facility (whether for payment of principal or interest or otherwise) other than a payment consisting entirely of the KeyBank Certificate of Deposit or the proceeds thereof, provided, however, that unless and until
                                        -----------------
Company receives written notice from Agent that an Event of Default exists under the Agreement, Company may pay scheduled payments of interest and fees on account of the KeyBank Credit Facility."
     d.     Liens.  Paragraph 8.2(iii) of the Agreement is hereby amended to add
            ------
the  following  immediately  prior  to  the  semicolon  at  the  end  thereof:
     ", or Liens up to the amount of $15,150,000 on the KeyBank Certificate of Deposit"
          e.     Borrowing  Request.  Exhibit  C  to  the  Agreement  is  hereby
                 ------------------   ----------
amended  and  restated  in  its  entirety  as set forth in Exhibit C-5, attached
                                                           -----------
hereto.
     2.     Amendment Fee. Upon the Company's execution of this Fifth Amendment,
            --------------
the Company agrees to pay to the Agent for the account of the Banks a fee (the "Amendment Fee") in the amount of $7,500, to be divided evenly among the Banks, which fee shall be fully earned and nonrefundable upon the Agent's and the Banks' signing of this Fifth Amendment.
     3.     Release;  No  Waiver.
            ---------------------
          a. The Company hereby releases Agent, each Bank, and their respective participants, officers, directors, employees, agents, attorneys, successors and assigns from and against any and all claims which the Company has, may have, or might now or in the future assert against them or any of them arising out of, or in connection with any event, matter, act or omission, known or unknown, which occurred, existed, was taken or omitted prior to the Effective Date of the Fifth Amendment with respect to the Agreement, the Loan Documents, as previously amended and amended hereby, the making or administration of the Loans, or any requests for Loans. The inclusion of this paragraph in no way constitutes an admission of liability or an acknowledgement by Agent, the Banks or any other party that any such claims exist.
          b. The Agent and the Banks agree that no Material Adverse Change occurring prior to the Effective Date of the Fifth Amendment shall constitute an Event of Default so long as the facts giving rise to such Material Adverse Change were fully disclosed to Agent and the Banks prior to such date. Except as set forth in the immediately preceding sentence, the Agent and the Banks reserve and do not waive any of their rights and remedies under the Agreement, the other Loan Documents and applicable law. Any Material Adverse Change occurring on or after the Effective Date of the Fifth Amendment shall constitute an Event of Default. Disapproval by the VPSB of any provision of this Fifth Amendment shall be deemed to constitute a Material Adverse Change.
     4.     Representations  and  Warranties.  In  order  to induce the Banks to
            --------------------------------
enter into this Fifth Amendment, the Company makes the following representations and warranties, all of which shall survive the execution and delivery of this Fifth Amendment:
     a. The Company has all requisite corporate, partnership or other power and authority to execute, deliver and perform its obligations under this Fifth Amendment and under the Agreement, as amended hereby. This Fifth Amendment has been duly authorized, executed and delivered by the Company, and does not conflict with, violate or result in a breach of or require any consent that has not been obtained under any applicable law, rule or regulation or any of the terms of the charter or by-laws (or equivalent constitutional documents) of the Company, any agreement or instrument to which the Company is a party or to which the Company is bound or to which it is subject. This Fifth Amendment and the Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Company enforceable against it in accordance with their terms.
     b.     On  the  date  hereof  each  of  the  Company's  representations and warranties in the Agreement are true, accurate and complete in all material respects, provided that, if any representation or warranty is expressly required in the Agreement to be made only as of a specific date, such representation or warranty shall be true, accurate and complete as of such date in all material respects.
     c. Upon the execution and delivery of this Fifth Amendment, and the satisfaction of each of the conditions precedent set forth in Section 5 of this Fifth Amendment, no Event of Default shall exist and be continuing, nor shall any event have occurred which would be an Event of Default but for the passage of time or the giving of notice.
     5.     Conditions  Precedent.  The  agreements  contained  herein  and  the
            ---------------------
amendments contemplated hereby shall become effective on the date (the "Effective Date of the Fifth Amendment") when the Company, the Agent and the Banks shall have executed this Fifth Amendment and when each of the following conditions shall have been fulfilled to the satisfaction of, or waived, by the
Banks:
     a.     Proceedings;  Receipt  of Documents.  All requisite corporate action
            -----------------------------------
and proceedings of the Company in connection with the execution and delivery of this Fifth Amendment, and any other approvals of VPSB or other Governmental Body, if required, shall be satisfactory in form and substance to the Banks, and the Banks shall have received all information and copies of all documents, including, without limitation, records of requisite corporate action and proceedings which the Banks may have requested in connection therewith, such documents where requested by the Banks to be certified by appropriate persons or governmental authorities;

     b. Pledge of KeyBank Certificate of Deposit. The Company shall have delivered a pledge agreement in form and substance satisfactory to the Agent granting the Agent, for the benefit of the Banks, a valid and perfected security interest in and to the KeyBank Certificate of Deposit, first in priority to all other liens and security interests therein other than those held by KeyBank to secure the KeyBank Credit Facility, together with UCC-1 financing statements evidencing the same, and KeyBank shall have entered into a control agreement with the Agent in form and substance satisfactory to the Agent;



c.     Legal  Opinion.  The  Company's  counsel  shall  have  delivered  a legal
       --------------
opinion to the Banks substantially in the same form as the legal opinion dated as of June 21, 2000, except that the legal opinion submitted in connection herewith shall contain an opinion that there is no requirement that the VPSB approve this Fifth Amendment;

     d.     Amendment  Fee; Fees and Expenses.  The Company shall have delivered
            ----------------------------------
the $7,500 Amendment Fee to the Agent, and shall have delivered to the Agent reimbursement for the Agent's counsel's fees and expenses; and

          e. Material Litigation. There shall be no pending or, to the best knowledge of the Company, threatened litigation with respect to the Company before any court, arbitrator or governmental or administrative body or agency which challenges or relates to (i) the transactions contemplated hereby or (ii) the Loan Documents.
     6.     Reaffirmation  and  Ratification  of  Existing Agreements, Etc.  The
            ---------------------------------------------------------------
Company: (a) reaffirms and ratifies all its obligations to the Banks, in respect of the Agreement, as hereby amended, and the other Loan Documents, (b) certifies that there are no defenses, offsets or counterclaims to such obligations as of the date hereof, (c) expressly acknowledges its continuing liability pursuant thereto, and (d) agrees that each of the Agreement, as amended hereby, and the other Loan Documents shall remain in full force and effect, enforceable against the Company in accordance with its terms.
     7.     Miscellaneous.
            -------------
     a. This Fifth Amendment may be executed on separate counterparts by the parties hereto, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same agreement.
b. This Fifth Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the laws of the Commonwealth of Massachusetts (without giving effect to the conflict of law principles thereof).
c. The headings of the several sections of this Fifth Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Fifth Amendment.
d. This Fifth Amendment, together with any other documents or instruments to be delivered in connection herewith (the "Fifth Amendment Documents") embody the entire agreement and understanding among the parties relating to the subject matter hereof and supersede all prior proposals, negotiations, agreements and understandings relating to such subject matter.
e. This Fifth Amendment, together with the other Fifth Amendment Documents, shall be deemed to be Loan Documents under the Agreement.
f. EACH OF THE COMPANY, THE AGENT AND THE BANKS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS FIFTH AMENDMENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY.
g. The Company shall pay on demand the reasonable costs and expenses, including, without limitation, reasonable attorneys' fees and expenses incurred, or which may be incurred by the Agent and the Banks in connection with the negotiation and documentation of this Fifth Amendment.
     IN WITNESS WHEREOF, this Fifth Amendment has been duly executed and delivered as a sealed instrument at Boston, Massachusetts as of the 20th day of September, 2000.

GREEN  MOUNTAIN  POWER  CORPORATION

By:/s/Nancy  Rowden  Brock
   -----------------------
     Title:CFO

FLEET  NATIONAL  BANK,
Individually  and  as  Agent

By:/s/  Thomas  L.  Rose
   ---------------------
     Title:  Vice  President

CITIZENS  BANK  OF  MASSACHUSETTS

By:/s/C.  Andrew  Piculell
      --------------------
     Title:Vice  President



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